SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 5, 2000

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.

             (Exact name of Registrant as specified in its Charter)

     Delaware                                            75-2502290
     Delaware                                            75-2502293
     New Jersey                      33-69716            22-2242014
     ----------------------------------------------------------------------
    (State or other juris-        (Commission            (IRS Employer
     diction of incorporation)      File Number)         Identification Number)


  c/o Sands Hotel & Casino
  Indiana Avenue and Brighton Park, 9th Floor
  Atlantic City, New Jersey                                      08401
  (Address of principal executive office)                     (Zip Code)


            Registrant's telephone number including area code: (609) 441-4517
                                                               --------------

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name and former address, as changed since last report)

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Item 3.           Other Events

         A press  release is being issued today in the form  attached as Exhibit
1.

Item 7(c).        Exhibits

1.       Press Release dated October 5, 2000.

                                       2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GB PROPERTY FUNDING CORP.


Dated:  October 5, 2000               By: /s/ Timothy A. Ebling
                                      Name:    Timothy A. Ebling
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

                                      GB HOLDINGS, INC.


Dated:  October 5, 2000               By: /s/ Timothy A. Ebling
                                      Name:    Timothy A. Ebling
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

                                      GREATE BAY HOTEL AND CASINO, INC.


Dated:  October 5, 2000               By: /s/ Timothy A. Ebling
                                      Name:    Timothy A. Ebling
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

                                  Exhibit Index

         No.                        Exhibit

         1.                         Press Release dated October 5, 2000.

                                       4